Exhibit 10.7

FIRST AMENDMENT TO SECOND AMENDMENT AND FIRST RESTATEMENT

OF THE UNITED BANKSHARES, INC.

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDMENT AND FIRST RESTATEMENT OF THE UNITED BANKSHARES, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT (the “Agreement”) is made and entered into this             day of February, 2012, effective February 28, 2011, by and between UNITED BANKSHARES, INC., a West Virginia bank holding company (the “Company”) and                     (the “Executive”);

WHEREAS, the Company and Executive entered into the United Bankshares, Inc. Supplemental Executive Retirement Agreement as of October 1, 2003 (the “Agreement”); and

WHEREAS, effective November 1, 2007, the Company approved a First Amendment to the Agreement; and,

WHEREAS, effective November 26, 2008, the Company and the Executive entered into a Second Amendment and First Restatement of the Agreement; and

WHEREAS, pursuant to Article 7 of said Second Amendment and First Restatement of the Agreement, the Agreement may be amended by a written instrument executed by Company and Executive; and

WHEREAS, Company and Executive wish to further amend the Agreement as set forth herein;

NOW THEREFORE WITNESSETH:

1. Subsection 2.1.1 of Section 2.1 of Article 2 shall be and it hereby is revoked and in its place and stead is hereby substituted the following Subsection 2.1.1 of Section 2.1 of Article 2 to read in full as follows:

2.1.1 Amount of Benefit. The annual benefit under this Section 2.1 is 70 percent of the Executive’s Final Pay, reduced by:

(a)	Fifty percent (50%) of the primary Social Security benefit payable (before earnings reduction) to the Executive or which would be payable if applied for by the Executive upon his Normal Retirement Age;

(b)	the annual amount of benefits payable to the Executive upon his Normal Retirement Age (whether or not actually paid) from the Company’s qualified pension plan (the “Pension Plan”) on a single life annuity basis; and

(c)

the annual amount of benefits payable to the Executive upon his Normal Retirement Age, on a single life annuity basis, attributable to the portion of the Executive’s account balances arising from employer contributions (but excluding the portion of such balances arising from employee salary reduction contributions) from the Bank’s Section 401(k) plan. The equivalent single life annuity basis of the appropriate account balance shall be determined using the Executive’s age at the date of determination and the mortality and interest rate assumptions defined in Actuarial Equivalence.

2. Subsection 2.2.1 of Section 2.2 of Article 2 shall be and it hereby is revoked and in its place and stead is hereby substituted the following Subsection 2.1.1 of Section 2.1 of Article 2 to read in full as follows:

2.2.1 Amount of Benefit. The annual benefit under this Section 2.2 is 60 percent of the Executive’s Final Pay, reduced by:

(a)	Fifty percent (50%) of the primary Social Security benefit payable (before earnings reduction) to the Executive or which would be payable if applied for by the Executive upon his Normal Retirement Age;

(b)	the annual amount of benefits payable to the Executive upon his Normal Retirement Age (whether or not actually paid) from the Company’s qualified pension plan (the “Pension Plan”) on a single life annuity basis; and

(c)	the annual amount of benefits payable to the Executive upon his Normal Retirement Age, on a single life annuity basis, attributable to the portion of the Executive’s account balances arising from employer contributions (but excluding the portion of such balances arising from employee salary reduction contributions) from the Bank’s Section 401(k) plan. The equivalent single life annuity basis of the appropriate account balance shall be determined using the Executive’s age at the date of determination deferred to the Normal Retirement Age and the mortality and interest rate assumptions defined in Actuarial Equivalence.

3. The right to further amendment is retained by the Company and the Executive.

This Amendment may be executed in one or more counterparts, which taken together shall constitute an original.

IN WITNESS WHEREOF, this First Amendment to Second Amendment and First Restatement of the United Bankshares, Inc. Supplemental Executive Retirement Agreement has been duly signed by an authorized officer of Company and individually by Executive, respectively, all as of date first above written, effective February 28, 2011.

UNITED BANKSHARES, INC.:

By:	/s/ Richard M. Adams

Its:	CEO and Chairman

[SEAL]

EXECUTIVE:

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